UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 17, 2006
Baxter International Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)
(847) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Effective May 17, 2006, John J. Greisch, age 50, was elected to serve as Corporate Vice President and President, International of Baxter International Inc. (the “Company”). Previously, he served as the Company’s Chief Financial Officer (principal financial officer and principal accounting officer), having served in that capacity since June 2004. From January to June 2004, he was a Corporate Vice President of Baxter World Trade Corporation and Baxter Healthcare Corporation and President — BioScience. Prior to that, Mr. Greisch served as Vice President of Finance and Strategy for the BioScience division from May 2003 to January 2004 and as Vice President of Finance for the Renal division from March 2002 until April 2003. Prior to joining Baxter, he was president and chief executive officer of FleetPride Corporation, a distribution company, from 1998 until 2001.
     Robert M. Davis, age 39, was elected to succeed Mr. Greisch as the Company’s Chief Financial Officer. Accordingly, effective May 17, 2006, Mr. Davis will hold the title Corporate Vice President, Chief Financial Officer and Treasurer (principal financial officer). Mr. Davis has served as Corporate Vice President and Treasurer of the Company since November 2004. From January 1990 to November 2004, Mr. Davis was employed by Eli Lilly and Company. During that time, Mr. Davis held numerous financial positions, including assistant treasurer, director of corporate financial planning and tax counsel.
     As previously announced, Michael J. Baughman, age 41, was elected to serve as the Company’s Corporate Vice President and Controller. In that capacity, effective May 17, 2006, Mr. Baughman will serve as the Company’s principal accounting officer. Mr. Baughman joined the Company in 2003 as Vice President Corporate Audit and has served as Controller since March 2005. Prior to joining Baxter, Mr. Baughman had a 16-year career at PricewaterhouseCoopers LLP, during which he held a number of senior roles, including audit partner and partner in the firm’s mergers and acquisitions practice.
     Each of Mr. Greisch, Mr. Davis and Mr. Baughman will hold office until the next annual election of officers and until his successor is elected and qualified.
Item 8.01. Other Events.
     On May 9, 2006, the Company held its Annual Meeting of Shareholders and shareholders approved amendments to Article FIFTH of the Company’s Restated Certificate of Incorporation, as amended. Accordingly, the Company has filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is filed herewith:
          3.1 Amended and Restated Certificate of Incorporation of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
By:	/s/ David P. Scharf
David P. Scharf
Corporate Vice President and Corporate Secretary

Date: May 18, 2006

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.